PSEG Public Service Enterprise Group BMO Capital Markets 7 th Annual Utilities & Pipelines Day November 29, 2011 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 10
th
year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Asset mix
Strong platform open to
improvement in the market
Well-run, low-cost
generating fleet combined
with fuel flexibility
supports margins
Hedging strategy mitigates
near-term risk
Major environmental
compliance capital
program completed
Actively working to defend
competitive power markets
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Resources carefully
monitoring remaining
traditional leases and
other investments
PSEG Energy Holdings

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Earnings per share
$3.12
$2.75E
$2.50E
$2.27 Operating EPS YTD Actual
2010 Operating Earnings*
2011E Earnings Guidance*

Outlook for 2011 Operating Earnings
at Upper End of Range
* See the last two pages of this document for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Strong 9-month results support full-year 2011 EPS at upper end of guidance.

PSEG’s cash position supports the capital
program without the need for equity…
… the strong balance sheet positions PSEG to capitalize on
investment opportunities.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B.  E:  Estimate.
** 2011-2012 includes bonus depreciation of ~$0.9B offset by ~$0.1B in 2013.
Sources Uses
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSEG Consolidated
2011 – 2013E Sources and Uses
PSE&G
Cash from
Ops*
Power
Investment
Asset Sale
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other Net
Cash Flow

PSEG Consolidated Debt / Capitalization
(1) Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 9/30/2011
Equity
Debt
(1)
Preferred
Stock
43.8% 44.8% 45.2% Debt Ratio
$18,084 $17,445 $16,179 Debt plus Equity
$10,159 $9,633 $8,788 Common Shareholders Equity
$0 $0 $80 Preferred Stock
$7,925 $7,812 $7,311 Debt
(in $Millions)

Power’s dispatch/fuel flexibility has supported
margins …
$0
$25
$50
$75
2008 2009 2010 2011
$53 $54
PSEG Power Gross Margin
($/MWh)*
$60
… in declining natural gas and power price environments.
Full
Year
Full
Year
1
st
Nine
Months
Power’s Dispatch Economics
The availability of Power’s
combined-cycle capacity provides
flexibility to meet demand in the
most economic way.
Our gas units dispatch before
our coal assets when natural gas
is $4.00 to $4.50 per mmbtu.
Cost related to the back-end
technology raises this breakeven
analysis by ~$0.75 per mmbtu.
This change in operating cost
coupled with a decline in weather
related demand, reduced the output
of our coal units in 2011.
$55
Full
Year

1,408
1,188
453
406
571
396
ICAP UCAP
The NJ DEP is considering an extension to the permits
of certain High Energy Demand Day (HEDD) units in
the state…
PSEG
2,432
Others
1,482
New Jersey HEDD Capacity
ICAP MW*
PSEG Power HEDD Capacity
MW*
… which will affect the timing of retirement of the water-injected units.
Convert to Gas
Operations
Water-injection;
Retire May 2015 or
extend to 2017
Uncontrolled;
Retire May 2015**
*Excludes PSEG’s Hudson 1 unit (355MW) which is being retired in 2011.
**Replacing 250 MW ICAP with 270 MW of new peaking in 2012 at Kearny.
2,432
1,990
UCAP is the capacity used for PJM’s RPM auction

PROUD RECIPIENT
The Edison 2010 Award
EDISON ELECTRIC INSTITUTE

ReliabilityOne™

Dow Jones Sustainability Indexes
Member 2011/12

HUMAN RIGHTS CAMPAIGN
BEST PLACES TO WORK
2010 for LGBT Equality
100% CORPORATE EQUALITY INDEX

PSEG

PSEG received a perfect score of 100 on the Corporate Equality Index and
Best Places to Work 2010 Survey conducted by the Human Rights Campaign.
The Edison Award. Presented annually by EEI
and recognizes U.S. and international electric
utilities for their innovation and role in advancing
the industry.
Our focus on customers, community and
employees…
PSE&G named America’s Most Reliable
Utility 4 of past 6 years
Mid-Atlantic Region winner for the 10
th
straight year
Carbon Performance Leadership Index (CPLI)
2010. Named Maplecroft Climate Innovation Index (CII) utility sector Leader.
Second year in World Index, fourth year in the North
American Index. PSEG is one of only two U.S. electric companies in the World Index.
…
has been widely recognized.

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
Contracted Coal
High $20’s
to Low
$30’s
High $20’s
Low $40’s
Mid $40’s
High $40’s
Pricing
($/MWh)*
Prices
moderating
NAAP Conemaugh
Prices
moderating
NAPP Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility
after BET in
2010
CAPP Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
* Commodity plus transportation.

- Operated by PSEG Nuclear
- Ownership: PSEG – 57%
  Exelon – 43%
- Technology: Pressurized Water Reactor
- Total Capacity: 2,337MW
- Owned Capacity: 1,342MW
- License Expiration: 2036 and 2040
  - License renewal approved June 2011
- Next Refueling
  - Unit 1 – Spring 2013
  - Unit 2 – Fall 2012

PSEG

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Spring 2013
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
… is a critical element of Power’s success.
Our five unit nuclear fleet…

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ 3.12
$ 1,584
$ 14
$ 49
$ 430
$ 1,091
2010A
$ 2.50 – $ 2.75
$ 1,265 – $ 1,395
$ 5 – $ 15
$ 0 – $ 5
$ 495 – $ 520
$ 765 – $ 855
2011E
Enterprise
Earnings per Share
Operating Earnings*
PSEG Energy Holdings
PSE&G
PSEG Power
$ millions (except EPS)
* See the last page of this document for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 7 $             10 $         49 $           30 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 8               16            16              28
Lease Transaction Reserves (Energy Holdings) (170)           -              (170)           -
Market Transition Charge Refund (PSE&G) -                -              -                (72)
Total Pro-forma adjustments (155) $        26 $         (105) $        (14) $
Fully Diluted Average Shares Outstanding (in Millions)
507            507          507            507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $        0.02 $      0.10 $        0.06 $
Gain (Loss) on MTM (PSEG Power) 0.02           0.03         0.03           0.05
Lease Transaction Reserves (Energy Holdings) (0.34)          -           (0.34)          -
Market Transition Charge Refund (PSE&G) -             -           -             (0.14)
Total Pro-forma adjustments (0.31) $       0.05 $      (0.21) $       (0.03) $
September 30, September 30,
For the Three Months Ended For the Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $            9 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1)                (11)
Net Reversal of Lease Transaction Reserves (Energy Holdings) -                 29
Market Transition Charge Refund (PSE&G) (72)              -
Total Pro-forma adjustments (27) $           27 $
Fully Diluted Average Shares Outstanding (in Millions) 507             507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.09 $         0.02 $
Gain (Loss) on MTM (PSEG Power) -              (0.02)
Net Reversal of Lease Transaction Reserves (Energy Holdings) -              0.05
Market Transition Charge Refund (PSE&G) (0.14)           -
Total Pro-forma adjustments (0.05) $        0.05 $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended